EXHIBIT 21.1

Subsidiaries of the Company at February 20, 2007

Realty Income Texas Properties, L.P.

A Delaware limited partnership

Realty Income Texas Properties, Inc.

A Delaware corporation

A wholly owned subsidiary of Realty Income Corporation

RI GA 1, LLC

A Delaware limited liability company

A wholly owned subsidiary of Realty Income Corporation

RI TN 1, LLC

A Delaware limited liability company

A wholly owned subsidiary of Realty Income Corporation

RI TN 2, LLC

A Delaware limited liability company

A wholly owned subsidiary of Realty Income Corporation

RI CS 1, LLC

A Delaware limited liability company

A wholly owned subsidiary of Realty Income Corporation

RI CS 2, LLC

A Delaware limited liability company

A wholly owned subsidiary of Realty Income Corporation

RI CS 3, LLC

A Delaware limited liability company

A wholly owned subsidiary of Realty Income Corporation

RI SE, LLC

A Delaware limited liability company

A wholly owned subsidiary of Realty Income Corporation

Realty Income Pennsylvania Properties Trust

A Maryland business trust

Crest Net Lease, Inc.

A Delaware corporation

A wholly owned subsidiary of Realty Income Corporation

CRESTNET 1, LLC

A Delaware limited liability company

A wholly owned subsidiary of Crest Net Lease, Inc.

CRESTNET 2, LLC

A Delaware limited liability company

A wholly owned subsidiary of Crest Net Lease, Inc.

2921 Ross Clark Cir, LLC

A Delaware limited liability company

A wholly owned subsidiary of CRESTNET 2, LLC

3904 Pepperell Pkwy, LLC

A Delaware limited liability company

A wholly owned subsidiary of CRESTNET 2, LLC

4081 US Highway 231, LLC

A Delaware limited liability company

A wholly owned subsidiary of CRESTNET 2, LLC

4675 Center Point Rd, LLC

A Delaware limited liability company

A wholly owned subsidiary of CRESTNET 2, LLC

730 Academy Dr, LLC

A Delaware limited liability company

A wholly owned subsidiary of CRESTNET 2, LLC

316 Commons Dr, LLC

A Delaware limited liability company

A wholly owned subsidiary of CRESTNET 2, LLC

1453 Montgomery Hwy, LLC

A Delaware limited liability company

A wholly owned subsidiary of CRESTNET 2, LLC

812 Creighton Rd, LLC

A Delaware limited liability company

A wholly owned subsidiary of CRESTNET 2, LLC

4834 S Orange Ave, LLC

A Delaware limited liability company

A wholly owned subsidiary of CRESTNET 2, LLC

4797 S Semoran Blvd, LLC

A Delaware limited liability company

A wholly owned subsidiary of CRESTNET 2, LLC

3113 Gulf Breeze Pkwy, LLC

A Delaware limited liability company

A wholly owned subsidiary of CRESTNET 2, LLC

2237 Capital Circle NE, LLC

A Delaware limited liability company

A wholly owned subsidiary of CRESTNET 2, LLC

1735 Cobb Parkway SE, LLC

A Delaware limited liability company

A wholly owned subsidiary of CRESTNET 2, LLC

2205 Riverside Pkwy, LLC

A Delaware limited liability company

A wholly owned subsidiary of CRESTNET 2, LLC

5029 Floyd Rd SW, LLC

A Delaware limited liability company

A wholly owned subsidiary of CRESTNET 2, LLC

406 Grayson Hwy, LLC

A Delaware limited liability company

A wholly owned subsidiary of CRESTNET 2, LLC

4095 Pleasant Hill, LLC

A Delaware limited liability company

A wholly owned subsidiary of CRESTNET 2, LLC

6000 Jimmy Carter Blvd, LLC

A Delaware limited liability company

A wholly owned subsidiary of CRESTNET 2, LLC

1008 Whitlock Ave, LLC

A Delaware limited liability company

A wholly owned subsidiary of CRESTNET 2, LLC

3527 Old Norcross Rd, LLC

A Delaware limited liability company

A wholly owned subsidiary of CRESTNET 2, LLC

2035 W Spring St, LLC

A Delaware limited liability company

A wholly owned subsidiary of CRESTNET 2, LLC

6942 Douglas Blvd, LLC

A Delaware limited liability company

A wholly owned subsidiary of CRESTNET 2, LLC

9777 Highway 92, LLC

A Delaware limited liability company

A wholly owned subsidiary of CRESTNET 2, LLC